                                                                    EXHIBIT 10.1


                              EMPLOYMENT AGREEMENT
                              --------------------

        This EMPLOYMENT AGREEMENT ("this Agreement") is made and effective this 1st day of June 2000, by and between DALEEN TECHNOLOGIES, INC., a Florida corporation located at 1750 Clint Moore Road, Boca Raton, FL 33487 ("DTI" or "Employer"), and Jeanne Prayther at 541 Slippery Rock Road, Westin, FL. 33327 ("Employee").

                                   WITNESSETH:

        WHEREAS, DTI believes it is in DTI's best interest to employ Employee, and Employee desires to be employed by DTI;

        WHEREAS, DTI and Employee desire to set forth the terms and conditions on which Employee shall be employed by and provide his services to DTI.

        NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

         1. EMPLOYMENT. DTI hereby employs Employee in its business, and Employee hereby accepts such employment, all upon the terms and conditions hereinafter set forth.

         2. TERM. Unless sooner terminated pursuant to the provisions of this Agreement, the term of employment under this Agreement shall be for as long as Employee remains employed hereunder, with Employee acknowledging that he is an at will employee. If an Employee decides to terminate this or her employment, DTI recommends a minimum two (2) week notice. Whenever possible, Daleen will reciprocate with two (2) weeks notice for termination, but reserves the right to waive this notice period at its own discretion.

        3. CONFIDENTIALITY & NON-DISCLOSURE. Both during and after Employee's employment they shall not disclose to anyone outside DTI any "Confidential & Proprietary Information" and shall use such information only for DTI's business purposes, and shall provide DTI with notice of any inadvertent disclosure of such information. "Confidential & Proprietary Information" is defined as information that has not been made publicly available by DTI or the third party owner of such information. It includes Developments (defined in Section 5), technical data, specifications, designs, concepts, discoveries, copyrights, improvements, product plans, research and development, financial information, customer lists, leads, and/or marketing programs.

            Employee shall not disclose to DTI, use DTI's business, or cause DTI to use any information or material which is confidential to any third party unless DTI has a written agreement with the third party allowing DTI to receive and use the confidential information or materials. Employees will not incorporate into Employee's work any material that is subject to the copyrights of any third party unless DTI has the right to copy and incorporate such copyrighted material.

        4. SURRENDER OF RECORDS. Upon the termination of the Employee's employment, for any reason whatsoever, the Employee agrees to surrender to DTI, in good condition, all records pertaining to DTI's business operations and related to any work performed for DTI, and all DTI property, and any and all third party property, including all Confidential & Proprietary Information, drawings, computer programs or copies thereof, documentation, notebooks and notes, reports and any other materials on electronic or printed media. Included are any documents or media containing the names, addresses, and other information with regard to customers or potential customers of the DTI.

         5. INVENTION ASSIGNMENT. Employee hereby grants, transfers and assigns to DTI all of his or her rights, title and interest, if any, in any and all Developments, including rights to translation and reproductions in all forms or formats and the copyrights and patent rights thereto, if any, and he or she agrees that DTI may copyright said materials in DTI's name and secure renewal, reissues and extensions of such copyrights for such periods of time as the law may permit. "Developments" is defined as any idea, invention, process, design, concept, or useful article (whether the design is ornamental or otherwise), computer program, documentation, literary work, audiovisual work and any other work of authorship, hereafter expressed, made or conceived in the scope of Employee's employment or engagement and solely or jointly during Employee's employment whether or not subject to patent, copyright or other forms of protection.

            Employee acknowledges that the copyrights in Development created by Employee belong to DTI by operation of law, or may belong to a party engaged by DTI by operation of law pursuant to a works for hire contract between DTI and such contracted party. To the extent the copyrights in such works may not be owned by DTI or such contracted party by operation of law, Employee hereby assigns to DTI or such contracted party, as the case may be, all copyrights (if any) Employee may have in Developments.

            Items not assigned by this Section 5 are listed and described on the attached "Schedule of Separate Works." Employee agrees not to include any party of such items in the materials Employee prepares for DTI unless and until such items are licensed or assigned to DTI under separate written agreement.

            At all times hereafter, Employee agrees promptly to disclose to DTI all Developments, to execute separate written assignments to DTI at DTI's request, and to assist DTI in obtaining patents or copyrights in the U.S. and in other countries, on any Developments assigned to DTI that DTI, in its sole discretion, seeks to patent or copyright. Employee also agrees to sign all documents, and do all things necessary to obtain such patents or copyrights, to further assign them to DTI, and to reasonably protect them and DTI against infringement by other parties at DTI expense with DTI prior approval.

            Employee irrevocably appoints any DTI-selected designee to act, at all time hereafter, as his or her agent and attorney-in-fact to perform all reasonable acts to obtain patents and/or copyrights related to Developments as defined and required by this Agreement if Employee (i) refuses to perform those acts or (ii) is unavailable, within the meaning of the United States Patent and Copyright laws. It is expressly intended by Employee that the foregoing power of attorney be coupled with an interest.

            Employee shall keep complete, accurate, and authentic information and records on all Developments in the manner and form reasonably requested by DTI. Such information and records, and all copies thereof, shall be the property of DTI as to any Developments assigned to DTI. Employee agrees to promptly surrender such information and records at the request of DTI as to any Developments.


        6. NON-SOLICITATION. Without limitation of any other Agreement between Employee and DTI, Employee shall not employ or engage or attempt to employ or engage the services of any employee of DTI, either directly or through the agency of a third party during the term of, or within one (1) year after, the termination of Employee's employment or engagement with DTI.

        7. NON-COMPETITION AGREEMENT. Employee shall not while employed by DTI, and after the terminations of said employment for the time period described in the paragraph below as the "Non-Compete Period," directly or indirectly, as owner, officer, director, employee or agent conduct or be related to any business in direct competition with any business of DTI now, or any business DTI may enter into during the Employee's period of employment. An exception will be made in the case of competitive businesses wherein Employee is not working directly in a competitive capacity by virtue of their position or in a competitive operating unit and said competitive products and services are less than twenty-five (25%) of its total revenue.

            In addition to, and not in limitation of the other provisions hereof or of any other Agreement between Employee and DTI, Employee shall not at any time in any manor other than in the ordinary course of good faith competition only as permitted herein interfere with, disturb, disrupt, decrease or otherwise jeopardize the business of DTI or do or permit to be done anything which may tend to take away or diminish the trade, business or good will of DTI or give to any person the benefit or advantage of DTI's methods of operation, advertising, publicity, training, business customers or accounts, or any other information relating or useful to DTI's business.

            The Non-Compete Period shall be dependent on the duration of Employee's employment with DTI as follows:

         1. If Employee has completed ninety (90) days or less of employment with DTI there will be no Non-Compete Period;

         2. If Employee has completed more than ninety (90) days of employment with DTI the Non-Compete Period will be six (6) months.

         3. DTI may waive the Non-Compete period or any portion of it, at its sole discretion.


            The existence of any claim or cause of action by Employee against DTI predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by DTI of these covenants.

            Employee acknowledges and confirms that the restrictions contained herein are fair and reasonable and not the result of overreaching, duress, or coercion of any kind.

         8. SEVERANCE. In further consideration of the entering into of this Agreement by Employee, DTI agrees to entitle Employee to a severance pay benefit based upon base salary dependent upon the duration of Employee's employment with DTI, determined as follows:

            (1) If Employee has completed ninety (90) days or less of employment with DTI there will be no severance benefit;

            (2) If Employee has completed more than ninety (90) days of employment with DTI the Employee shall be entitled to three (3) month's severance base pay.

            (3) If DTI waives the Non-Compete Period in its entirety or any portion of it, there shall be no severance benefit paid for the period that is waived.

            The foregoing severance benefit shall be paid by Daleen in accordance with DTI's current payroll policies. Employee shall not be entitled to any severance benefit if terminated by Daleen for cause or if Employee voluntarily resigns from his or her employment with Daleen subject to the provisions of the Non-Compete period in Section 7.

         9. CONFLICT OF INTEREST. Employee agrees to devote their primary efforts to the service of DTI and the promotion of DTI's interests. Employee further agrees never to enter into any relationship, and to immediately sever any existing relationship, whether such relationship is one for monetary gain, or not, that compromises Employee's ability to act in the best interests of DTI, or detracts from Employee's ability to perform Employee's responsibilities and obligations. In the event that the Employee obtains secondary employment, Employee agrees to notify the Human Resources Department of DTI prior to commencing said employment.

         10. ENTIRE AGREEMENT & TERMINATION. This Agreement represents the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such parties. The Employer may, in its sole discretion, terminate this Agreement for any reason, subject to any applicable severance obligation as set forth herein.

         11. AMENDMENTS. The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

         12. JURISDICTION AND VENUE. The parties acknowledge that a substantial portion of negotiations, anticipated performance and execution of this Agreement occurred or shall occur in Palm Beach County, Florida, and that, therefore, without limiting the jurisdiction or venue of any other federal or state courts, each of the parties irrevocably and unconditionally (a) agree that any suit, action or legal proceeding arising out of or relating to this Agreement may be brought in the courts of record of the State of Florida in Palm Beach County or the court of the United States, Southern District of Florida; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) agrees that service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws or court rules in said state.

         13. EMPLOYEE REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENTS. Employee represents and warrants to DTI that he is fully empowered to enter and perform his obligations under this Agreement and, without limitation, that he is under No restrictive covenants to any person or entity that will be violated by his entering into and performing this Agreement, and that this Agreement constitutes the valid and legally binding obligation of Employee enforceable in accordance with its terms. The execution and delivery of this Agreement by Employee has been duly authorized by all necessary action. Employee shall indemnify DTI upon demand for and against any and all judgments, leases, claims, damages, costs (including without limitation all legal fees and costs, even if incident to appeals) incurred or suffered by any of them as a result of the breach of the representations and warranties made in this section, or as a result of the failure of the acknowledgment made in this section to be true and correct at all times.

         14. BINDING EFFECT. All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns.

         15. SEVERABILITY. If any part of this Agreement or any other Agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible.

         16. SURVIVAL. Notwithstanding anything to the contrary herein, the provisions of this Agreement shall survive and remain in effect in accordance with their respective terms in the event the employment is terminated.

         17. WAIVERS. The failure or delay of DTI at any time to require performance by Employee of any provision of this Agreement, even if known, shall not affect the right of DTI to require performance of that provision or to exercise any right, power or remedy hereunder, and any waiver by DTI of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement. No notice to or demand on Employee in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

         18. SPECIFIC PERFORMANCE. Employee acknowledges that the services to be rendered by Employee hereunder are extraordinary and unique and are vital to the success of DTI, and that damages at law would be an inadequate remedy for any breach or threatened breach of this Agreement by Employee. Therefore, in the event of a breach or threatened breach by Employee of any provision of this Agreement, then DTI shall be entitled, in addition to all other rights or remedies, to injunctions restraining such breach.

         19. REMEDIES CUMULATIVE. No remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


         DALEEN TECHNOLOGIES, INC.

By:               /s/ Phillip Davis                Date:     6/9/00
                  -----------------------                    ------------------

Printed Name:     Phillip Davis
                  -----------------------



By:               /s/ Jeanne Prayther              Date:     6/9/00
                  -----------------------                    ------------------

Printed Name:     Jeanne Prayther
                  -----------------------





FORM003                                                                  1/1/98

                           SCHEDULE OF SEPARATE WORKS
                           --------------------------

         The following are works that are not assigned by Section 5 of the Employment Agreement, in which Employee has any right, title or interest, and which were conceived or written either wholly or in part by Employee, prior to or outside the scope of Employee's employment by DTI.

DESCRIPTION:  (If none, enter the word "None")


None


Indicate any item listed above that has been published, registered as a copyright, or is or has been the subject of a patent application:





Indicate the name of such organization or third party that also has rights in any of the listed items (such as former employers, partners, etc.):




The foregoing is complete and accurate to the best of Employee's knowledge.



Employee's Signature:      /s/ JEANNE PRAYTHER            Date:    6/9/00
                      ----------------------------              ----------



Employee's Printed Name:   JEANNE PRAYTHER
                         -------------------------

                                  EXHIBIT LIST
                                  ------------

Exhibit A -Invention Assignment and Confidentiality Agreement

Exhibit B -Non-Solicitation and Non-Compete Agreement

                        Exhibit A To Employment Agreement
               Invention Assignment and Confidentiality Agreement
               --------------------------------------------------


THIS AGREEMENT is entered into this 1 st day of June, 2000, by and between Daleen Technologies, Inc. (DTI), and (hereinafter referred to as "Employee") for and in consideration of Employee's continued employment or engagement by DTI and the compensation that Employee shall receive during Employee's employment or engagement, the parties agree as follows:

1.       Both during and after Employee's employment or engagement:

         a. Employee shall not disclose to anyone outside DTI any Confidential Information. "Confidential Information" is defined as information which has not been made publicly available by DTI or the third party owner of such information, and

                  1. Which was developed by DTI, and relates to DTI's past, present, and future business, including but not limited to developments (defined below, technical data, specifications, designs, concepts, discoveries, copyrights, improvements, product plans, research and development, personal information, personnel information, financial information, customer lists, leads, and/or marketing programs;

                  2. All documents marked as confidential and/or continuing such information; and/or

                  3. All information DTI has acquired or received from a third party in confidence.

         b. Employee shall use Confidential Information only for DTI's business purposes; and

         c. Employee shall use any information received in confidence by DTI from any third party only as permitted by written agreement between DTI and the third party; and

         d. Employee shall not be permitted to justify any disregard of the obligations of Employee hereunder by using any of the Confidential Information to guide a search by it of publications and other publicly available information, selecting a series of items of knowledge from unconnected sources and fitting them together by use of the integrated disclosure of the information thereby to justify its disregard of the obligations of confidence.

2. Employee shall not disclose to DTI, use in DTI's business, or cause DTI to use any information or material which is confidential to any third party unless DTI has a written agreement with the third party allowing DTI to receive and use the confidential information or materials. Employee will not incorporate into Employee's work any material which is subject to the copyrights of any third party unless DTI has the right to copy and incorporate such copyrighted material.

3. When Employee is no longer employed or engaged by DTI, Employee shall return to DTI all DTI property, and any and all third party property, including all Confidential Information, drawings, computer programs or copies thereof, documentation, notebooks and notes, reports and any other materials on electronic or printed media.

4. Employee hereby grants, transfers and assigns to DTI all of his or her rights, title and interest, if any, in any and all Developments, including rights to translation and reproductions in all forms or formats and the copyrights and patent rights thereto, if any, and he or she agrees that DTI may copyright said materials in DTI's name and secure renewal, reissues and extensions of such copyrights for such periods of time as the law may permit. "Developments" is defined as any idea, invention, process, design, concept, or useful article (whether the design is ornamental or otherwise), computer program, documentation, literary work, audiovisual work and any other work of authorship, hereafter expressed, made or conceived solely or jointly by employee during Employee's employment or engagement, whether or not subject to patent, copyright or other forms of protection that:

                  a. Are related to the actual or anticipated business, research or Development of DTI; and/or

                  b. Are suggested by or result from any task assigned to Employee or work performed by Employee for or on behalf of DTI.

         Employee acknowledges that the copyrights in Developments created by Employee in the scope of Employee's employment or engagement, belong to DTI by operation of law, or may belong to a party engaged by DTI by operation of law pursuant to a works for hire contract between DTI and such contracted part. To the extent the copyrights in such works may not be owned by DTI or such contracted party by operation of law, Employee hereby assigns to DTI or such contracted party, as the case may be, all copyrights (if any) Employee may have in Developments.

         Items not assigned by this Section 4 are listed and described on the attached "Schedule of Separate Works". Employee agrees not to include any part of such items in the materials Employee prepares for DTI unless and until such items are licensed or assigned to DTI under separate written agreement.

         At all times hereafter, Employee agrees to assist DTI in obtaining patents or copyrights on any Developments assigned to DTI that DTI, in its sole discretion, seeks to patent or copyright. Employee also agrees to sign all documents, and do all things necessary to obtain such patents or copyrights, to further assign them to DTI, and to reasonably protect them and DTI against infringement by other parties at DTI expense with DTI prior approval.

         Employee irrevocably appoints any DTI-selected designee to act, at all time hereafter, as his or her agent and attorney-in-fact to perform all acts necessary to obtain patents and/or copyrights as required by this Agreement if Employee (i) refuses to perform those acts or (ii) is unavailable, within the meaning of the United States Patent and Copyright laws. It is expressly intended by Employee that the foregoing power of attorney is coupled with an interest.

         Employee shall keep complete, accurate, and authentic information and records on all Developments in the manner and form reasonably requested by DTI. Such information and records, and all copies thereof, shall be the property of DTI as to any Developments assigned DTI. Employee agrees to promptly surrender such information and records at the request of DTI as to any Developments.

5. In connection with any of the Developments assigned by Section 4, Employee agrees:

         a.       To disclose them promptly to DTI, and

         b. At DTI's request, to execute separate written assignments to DTI and do all things reasonable necessary to enable DTI to secure patents, register copyrights or obtain any other form of protection for Developments in the United States and in other countries. If Employee fails or is unable to do so, Employee hereby authorizes DTI to act under power of attorney for Employee to do all things to secure such rights.

         c. To provide DTI with notice of any inadvertent disclosure of Confidential Information related to any Development.

6. Without limitation of any other Agreement between Employee and DTI, Employee shall not employ or engage or attempt to employ or engage the services of any employee of DTI, either directly or through the agency of a third party during the term of, or within six (6) months after, the termination of Employee's employment or engagement with DTI.

7. DTI, its subsidiaries, licensees, successors or assigns, (direct or indirect) are not required to designate Employee as author of any Development when such Development is distributed publicly or otherwise. Employee waives and releases, to the extent permitted by law, all Employee's rights to such designation and any rights concerning future modifications of such Developments.

8. Rights, assignments, and representations made or granted by Employee in this Agreement, are assignable by DTI and are for the benefit of DTI's successors, assigns, and parties contracted with DTI.

9.       Miscellaneous Provisions.

         a) Amendments. The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

         b) Further Assurances. The parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

         c) Brokers. Each of the parties represents and warrants that such party has dealt with no broker or finder in connection with any of the transactions contemplated by this Agreement, and, insofar as such party knows, no broker or other person is entitled to any commission or finder's fee in connection with any of these transactions. The parties each agree to indemnify and hold harmless one another against any loss, liability, damage, cost, claim or expense incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party.

         d) Binding Effect. All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns.

         e) Headings. The headings contained in this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement.

         f) Severability. If any provision of this Agreement or any other Agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible. If any provision of this Agreement may be construed in two or more ways, one of which would render the provision invalid or otherwise voidable or unenforceable and another of which would render the provision valid and enforceable, such provision shall have the meaning which renders it valid and enforceable.

         g) Survival. All covenants, agreements, representations and warranties made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the termination of employment or engagement of Employee.

         h) Waivers. The failure or delay of any party at any time to require performance by another party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power or remedy hereunder. Any waiver by any party of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement. No notice to or demand on any party in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

         i) Specific Performance. Each of the parties acknowledges that the parties will be irreparably damage (and damages at law would be an inadequate remedy) if this Agreement is not specifically enforced. Therefore, in the event of a breach or threatened breach by any party of any provision of this Agreement, then the other parties shall be entitled, in addition to all other rights or remedies, to injunctions restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of this Agreement.

         j) Jurisdiction and Venue. The parties acknowledge that a substantial portion of negotiations and anticipated performance and execution of this Agreement occurred or shall occur in Palm Beach County, Florida, and that, therefore, without limiting the jurisdiction or venue of any other federal or state courts, each of the parties irrevocably and unconditionally (a) agrees that any suit, action or legal proceeding arising out of or relating to this Agreement may be brought in the courts of record of the State of Florida in Palm Beach County or the court of the United States, Southern District of Florida; (b) consents to the jurisdiction of each such court in any suit, action or proceeding; (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) agrees that service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws or court rules in said state.

         k) Remedies Cumulative. Except as otherwise expressly provided herein, no remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

         l) Governing Law. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida without regard to principles of conflicts of laws.


         m) Confidentiality Under legal Requirement Protection. In the event that Employee is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) to disclose any of the Confidential Information, Employee shall provide the Company with prompt written notice of such request or requirement so that the Company may seek a protective order or other remedy and/or waive the compliance with the provisions of this agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Company, Employee is nonetheless, in the written opinion of counsel, legally compelled to disclose Confidential Information to any tribunal or else stand liable for contempt or suffer other censure or penalty, Employee may, without liability hereunder, disclose to such tribunal only that portion of the Confidential Information which such counsel advises Employee is legally required to be disclosed, provided the Employee exercises his/her best efforts to preserve the confidentiality of the Confidential Information, including, without limitation, reliable assurance that the confidential treatment will be accorded the Confidential Information by such tribunal.

         n) Entire Agreement. This Agreement represents the entire understanding and agreement among the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and among such parties.

IN WITNESS WHEREOF, the parties have duly set their hands to this Agreement, effective as of the date stated above.


DALEEN TECHNOLOGIES, INC.                        EMPLOYEE

 /s/ Phillip Davis                                /s/ Jeanne Prayther
--------------------------                       -------------------------------
DTI Authorized Signature                         Employee's Signature

6/9/00                                           Jeanne Prayther
--------------------------                       -------------------------------
Date                                             Employee's Printed Name

                                                 6/9/00
                                                 -------------------------------
                                                 Date

                           SCHEDULE OF SEPARATE WORKS


The following are works that are not assigned by Section 4 of the Invention Assignment and Confidentiality Agreement, in which Employee has any right, title or interest, and which were conceived or written either wholly or in part by Employee, prior to or outside the scope of Employee's employment by DTI.

DESCRIPTION:  (If none, enter the word "None")

                         None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Indicate any item listed above that has been published, registered as a copyright, or is or has been the subject of a patent application:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Indicate the name of such organization or third party who also has rights in any of the listed items (such as former employers, partners, etc.):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The foregoing is complete and accurate to the best of Employee's knowledge.



 /s/ Jeanne Prayther                                       6/9/00
------------------------------------------       ------------------------------
Employee's Signature                                        Date

Jeanne Prayther
-----------------------------------------
Employee's Printed Name

                        Exhibit B to Employment Agreement
                   Non-Solicitation and Non-Compete Agreement
                   ------------------------------------------

THIS NON-SOLICITATION AND NON-COMPETE AGREEMENT ("Agreement") made as of this __day of_____, 2000 by and between Daleen Technologies, Inc., a Delaware corporation with its principal office at 1750 Clint Moore Road, Boca Raton, Florida 33487 (hereinafter called "Daleen") and (hereinafter "Employee").

         WHEREAS, Employee is accepting employment with Daleen; and

         WHEREAS, the parties wish to reflect their agreement as to Employee's promises regarding Employee's solicitation and competition which have induced Daleen to employ Employee at Employee's status with Daleen, as well as Daleen's extension of certain severance benefits to Employee.

         NOW, THEREFORE, Employee and Daleen (hereinafter sometimes referred to collectively as the "parties" and separately as a "party") in consideration of Employee's employment with Daleen and the covenants hereinafter set forth and other good and valuable consideration and intending to be legally bound hereby, agree as follows:

         1. NON-SOLICITATION. Employee will not, at any time while employed by Daleen and for one (1) year after the termination of Employee's employment with Daleen for any reason whatsoever, directly or indirectly (by assisting or suggesting to another, or otherwise) solicit otherwise attempt to induce or accept the initiative of another in such regard, alone or by combining or conspiring with anyone, any employees, officers, directors, agents, consultants, representatives, contractors, suppliers, distributors, customers or other business contacts (collectively, "Business Affiliates") of Daleen to terminate or modify its position as an employee, officer, director, agent, consultant, representative, contractor, supplier, distributor, customer or business contact with Daleen or to compete against Daleen.

         2. NON-COMPETITION. (a) Employee shall not while employed by Daleen, and after the termination of said employment for any reason whatsoever for the time period after such termination described in paragraph (c) below (the "No-Compete Period"), directly or indirectly, as owner, officer, director, employee, agent, lender, broker, investor, consultant or representative of any corporation or as owner of any interest in, or as an employee, agent, consultant, partner, affiliate or in any other capacity whatsoever or representative of any other form of business association, sole proprietorship or partnership, conduct or be related to any business in competition with any business of Daleen now or in the future, including without limitation, in the Billing and Customer Care industry (herein referred to as the "Competitive Business") anywhere within the territories, nor as to certain customers anywhere in the United States, both listed on the "Territories and Customers" Exhibit to the Agreement, made a part hereof, including without limitation, the solicitation of any customers, who were at any time customers of Daleen and in connection with a business which is competitive with the Competitive Business except that such competitive activity will be permitted as to business solicitation of and competition with Daleen as to any entity listed on an Exhibit to this Agreement made a part hereof identified as a "No-Compete Exception", if any, subject to paragraph (c) below.

         (b) In addition to, and not in limitation of the other provisions hereof or of any other Agreement between Employee and Daleen, Employee shall not at any time in any manner other than in the ordinary course of good faith competition only as permitted herein interfere with, disturb, disrupt, decrease or otherwise jeopardize the business of Daleen or do or permit to be done anything which may tend to take away or diminish the trade, business or good will of Daleen or give to any person the benefit or advantage of Company's or Seller's methods of operation, advertising, publicity, training, business customers or accounts, or any other information relating or useful to Daleen's business.

         (c) The No-Compete Period shall increase depending upon the duration of Employee's employment with Daleen as follows:

         i) If Employee has completed one hundred eighty (180) days or less of employment there will be a six (6) month No-Compete Period;

         ii) If Employee has completed more than one hundred eighty (180) days of employment the No-Compete Period will be one (1) year;

         DTI reserves the right to waive the Non-Compete Period, or any portion on it, at its option.

         3. LEGAL EFFECT. The foregoing covenants of Employee shall be deemed severable, and the invalidity of any covenant shall not affect the validity or enforceability of any other covenant. The existence of any claim or cause of action by Employee against Daleen predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Daleen of these covenants. Daleen's failure to object to any conduct in violation of this Agreement shall not be deemed a waiver by Daleen, but Daleen may, if it wishes, specifically waive any part or all of those covenants to the extent that such waiver is set forth in writing duly authorized by Daleen's Board of Directors.

         Employee acknowledges and confirms that the length of the term and geographical restrictions contained herein are fair and reasonable and not the result of overreaching, duress or coercion of any kind. Employee further acknowledges and confirms that his or her full, uninhibited and faithful observance of each of the covenants contained in this Agreement will not cause him or her any undue hardship, financial or otherwise, and that enforcement of each of the covenants contained in this Agreement will not impair his or her ability to obtain employment commensurate with his or her abilities and on terms fully acceptable to him or her or otherwise to obtain income required for the comfortable support of him or her and his or her family and the satisfaction of the needs of his or her creditors. Employee acknowledges and confirms that his or her special knowledge of the business of Daleen is such as would cause Daleen serious injury and loss if he or she were to use such ability and knowledge to the benefit of a competitor or were to compete with Daleen.

         In the event that any court shall finally hold that the time or territory or any other provision stated in this Agreement constitutes an unreasonable restriction upon Employee, Employee hereby expressly agrees that the provisions of this Agreement shall not be rendered void, but shall apply as to time and territory or to such other extent as such court may judicially determine or indicate constitutes a reasonable restriction under the circumstances involved. Employee hereby agrees that in the event of the violation by him or her of any of the provisions of this Agreement, Daleen will be entitled if it so elects, to institute and prosecute proceedings at law or in equity to obtain damages with respect to such violation or to enforce the specific performance of this Agreement by Employee or to enjoin Employee from engaging in any activity in violation hereof without any requirement on the part of Daleen to post any bond.

         In the event Daleen should bring any legal action or other proceeding for the enforcement of this Agreement, the time for calculating the No-Compete Period or terms of any other restriction herein shall not include the period of time commencing with the filing of legal action or other proceeding to enforce the terms of this Agreement through the date of final judgment or final resolution, including all appeals, if any, of such legal action or other proceeding.

         4. SEVERANCE. In further consideration of the entering into of this Agreement by Employee, Daleen agrees to entitle Employee to a severance pay benefit based upon base salary dependent upon the duration of Employee's employment with Daleen, determined as follows:

         a) One hundred and eighty days (180) or less of employment will result in a severance benefit equal to six (6) months salary subject to a six (6) month Non-Compete period;

         b) Employment beyond one hundred and eighty days (180) or less of employment will result in a severance benefit equal to twelve
                  (12) months salary subject to a twelve (12) month Non-Compete period;

         c) The Company reserves the right to waive the Non-Compete period. If DTI waives the Non-Compete Period in it's entirety or any portion of it, there shall be no severance benefit paid for the period that has been waived.

         Daleen shall pay the foregoing severance benefit in accordance with payroll policies in effect at the time of separation. Employee shall not be entitled to any severance benefit if terminated by Daleen "for cause" or if Employee voluntarily resigns from his or her employment with Daleen subject to the provisions of the Non-Compete period in Section 2(c). As used in this Agreement determination "for cause" shall be defined as termination of Employee by Daleen in the event Employee has been convicted of any felony or, in the case of other crimes, involving moral turpitude or dishonesty, or for any breach by Employee of any agreement with Daleen or of its employment or business policies

(including without limitation theft or misuse of company property), or for any other act or omission by Employee which does not fit into the previous categories but which Daleen in good faith believes has occurred to its detriment and about which Employee has received at least one (1) written warning by Daleen and despite such prior written warning, Employee has a second occasion committed such act or omission.


5.       MISCELLANEOUS PROVISIONS.
         ------------------------

         The provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement. All of the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns. The headings contained in this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect in any way the meaning or interpretation of this Agreement. The failure or delay of any party at any time to require performance by another party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power or remedy hereunder. Any waiver by any party of any breach of any provision of this Agreement should not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power or remedy under this Agreement, No notice to or demand on any party in any case shall, of itself, entitle such party to any other or further notice or demand in similar or other circumstances.

         The parties acknowledge that a substantial portion of negotiations, anticipated performance and execution of this Agreement occurred or shall occur in Palm Beach County, Florida, and that, therefore, without limiting the jurisdiction or venue of any other federal or state courts, each of the parties irrevocably and unconditionally (a) agrees that any suit, action or legal proceeding arising out of or relating to this Agreement may be brought in the courts of record of the State of Florida in Palm Beach County or the District Court of the United States, Southern District of Florida; (b) consents to the jurisdiction of each such court in any suit, action or proceeding; (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts; and (d) agrees that service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws or court rules in said state. Except as otherwise expressly provided herein, no remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Florida without regard to principles of conflicts of laws. Any time period provided for herein which shall end on a Saturday, Sunday or legal holiday shall extend to 5:00 p.m. of the next full business day. This Agreement represents the entire understanding and agreement amount the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and among such parties.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.


                                                Daleen Technologies, Inc.


/s/ Jeanne Prayther                            /s/ Phillip Davis   6/9/00
---------------------------------              --------------------------------
Employee's Signature                           Vice President of Human Resources


  Jeanne Prayther                              Phillip Davis
---------------------------------              --------------------------------
Printed Name                                   Printed Name

                             NO-COMPETE EXCEPTIONS
                             ---------------------

Exhibit to Non-Solicitation and Non-Compete Agreement of Jeanne Prayther.

NONE.
-----

                           TERRITORIES AND CUSTOMERS
                           -------------------------

Exhibit to Non-Solicitation and Non-Compete Agreement of Jeanne Prayther. The United States.